   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1997
                                                     REGISTRATION NO. 333-20989

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                        BOLDER TECHNOLOGIES CORPORATION
               (Exact Name of Registrant as Specified in its Charter)

                             ----------------------

       DELAWARE                                         84-1166231
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                          4403 TABLE MOUNTAIN PARKWAY
                            GOLDEN, COLORADO  80403

                             ----------------------

                    (Address of Principal Executive Offices)

                           1996 EQUITY INCENTIVE PLAN
                       1996 EMPLOYEE STOCK PURCHASE PLAN

                             ----------------------

                           (Full Titles of the Plans)


                              DANIEL S. LANKFORD
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          4403 TABLE MOUNTAIN PARKWAY
                            GOLDEN, COLORADO  80403
                                 (303) 215-7200

                             ----------------------

 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                                   COPIES TO:
                             CARRIE L. SCHIFF, ESQ.
                               COOLEY GODWARD LLP
                        2595 CANYON BOULEVARD, SUITE 250
                         BOULDER, COLORADO  80302-6737
                                 (303) 546-4000

                             -----------------------

                        CALCULATION OF REGISTRATION FEE


============================================================================================================

                                               PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES       AMOUNT TO BE        OFFERING PRICE PER    AGGREGATE OFFERING         AMOUNT OF
  TO BE REGISTERED       REGISTERED (1)           SHARE (2)              PRICE (3)          REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Stock  Options  and
Common  Stock  (par
value $.001)                1,752,147               $13.75             $8,708,342.50           $2,638.89
============================================================================================================


(1) Includes 1,118,813 shares previously registered on this Registration Statement and 633,334 additional shares now being registered hereby.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rules 457(c) and (h)(1) based upon the average of the high and low prices of the Registrant's Common Stock on October 13, 1997, as reported on The Nasdaq Stock Market (National Market).

(3) Excludes the 1,118,813 shares described in Note 1 above, as to which a registration fee previously has been paid.

================================================================================
         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                    INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by Bolder Technologies Corporation (the "Registrant") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-KSB (File No. 000-28060) for the fiscal year ended December 31, 1996.

         (b) The Registrant's Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1997 and June 30, 1997.

         (c) The Registrant's Current Reports on Form 8-K dated February 5, 1997, March 16, 1997 and May 8, 1997.

         (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A.

         (e) All reports and other documents hereafter filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all of the securities offered hereby have been sold or which deregisters all such securities then remaining unsold.

         Any statement contained in a document incorporated, or deemed to be incorporated, by reference herein or contained in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                          DESCRIPTION OF SECURITIES

         Not applicable.

                     INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under Section 145 of the Delaware General Corporation Law, the Registrant has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

         The Registrant's Amended and Restated Certificate of Incorporation provides for the elimination of liability for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. These provisions do not eliminate the directors' duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for any transaction from which the director derived an improper personal benefit, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

         The Registrant has entered into indemnification agreements with each of its directors and executive officers under which the Registrant has indemnified each of them against expenses and losses incurred for claims brought against them by reason of their being a director or executive officer of the Registrant, and the Registrant maintains directors' and officers' liability insurance.

                      EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

                                   EXHIBITS

                 EXHIBIT
                 NUMBER        DESCRIPTION

                 4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3(i).2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-2500-D)).

                 4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3(ii).2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-2500-D)).

                 4.3           Specimen  stock   certificate  (incorporated  by
                               reference   to  Exhibit   4.2  to  the
                               Registrant's Registration Statement on Form SB-2 (Registration No. 333-2500-D)).

                 5.1           Opinion of Cooley Godward LLP.

                10.1           1996 Equity Incentive Plan, as amended.

                10.2 1996 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-2500-D)).

                23.1           Consent of Arthur Andersen LLP.

                23.2           Consent of Cooley Godward LLP (included in
                               Exhibit 5.1).

                24             Power of Attorney (included on pages 4 and 5).

                                 UNDERTAKINGS

         1.      The Registrant hereby undertakes:

                 (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                          (i)     To include any prospectus required by Section
10(a)(3) of the Securities Act;

                          (ii)    To reflect in the prospectus any facts or
events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                          (iii)   To include any material information with
respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                 (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         2. The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden, State of Colorado, on the 18th day of September, 1997.
                                      BOLDER TECHNOLOGIES CORPORATION


                                      By:  /s/ Daniel S. Lankford
                                           ----------------------------------
                                           Daniel S. Lankford
                                           Chairman of the Board, President
                                            and Chief Executive Officer

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel S. Lankford and Joseph F. Fojtasek, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                        TITLE                               DATE
/s/ Daniel S. Lankford     Chairman of the Board, President, Chief            September 18, 1997
------------------------   Executive Officer and Director (Principal
  Daniel S. Lankford       Executive Officer)

/s/ Joseph F. Fojtasek     Chief Financial Officer, Vice President,           September 18, 1997
------------------------   Finance and Administration, Treasurer and
  Joseph F. Fojtasek       Secretary (Principal Financial and
                           Accounting Officer)

-----------------------    Director                                           September ___,1997
  Wilmer R. Bottoms

/s/ William D. Connor      Director                                           September 18, 1997
-----------------------
  William D. Connor

/s/ Donovan B. Hicks       Director                                           September 18, 1997
----------------------
  Donovan B. Hicks



 SIGNATURE                              TITLE                       DATE
/s/ Tristan E. Juergens          Director                    September 18, 1997
-------------------------
  Tristan E. Juergens

-------------------------        Director                    September __, 1997
     David L. Riegel

/s/ Carl S. Stutts                                           September 18, 1997
-------------------------        Director
     Carl S. Stutts


                                EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
4.1           Amended and Restated  Certificate of Incorporation  of the  Registrant (incorporated  by reference to  Exhibit 3(i).2 to  the Registrant's  Registration Statement  on Form  SB-2
              (Registration No. 333-2500-D)).

4.2           Amended and  Restated Bylaws  of the  Registrant (incorporated by  reference to  Exhibit
              3(ii).2  to the Registrant's Registration Statement  on Form SB-2 (Registration No. 333-
              2500-D)).

4.3           Specimen  stock   certificate  (incorporated  by  reference   to  Exhibit   4.2  to  the
              Registrant's Registration Statement on Form SB-2 (Registration No. 333-2500-D)).

5.1           Opinion of Cooley Godward LLP.

10.1           1996 Equity Incentive Plan, as amended.

10.2           1996  Employee Stock  Purchase Plan  (incorporated by  reference to  Exhibit 10.3 to the
               Registrant's Registration Statement on Form SB-2 (Registration No. 333-2500-D)).

23.1           Consent of Arthur Andersen LLP.

23.2           Consent of Cooley Godward LLP (included in Exhibit 5.1).

24             Power of Attorney (included on pages 4 and 5).



